Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 11: Commitments and Contingencies
Contingencies
The Company is routinely involved in legal actions incident to the normal conduct of its business. As of June 30, 2026, the Company has accrued approximately $12 million of probable loss contingencies and has estimated that the maximum amount of loss associated with reasonably possible loss contingencies arising out of such legal actions, which can be reasonably estimated, is $8 million. For certain legal actions, the Company is unable to estimate possible losses. The Company believes that damages or settlements, if any, recovered by plaintiffs in such legal actions, other than as described in this Note 11—Commitments and Contingencies, will not have a material adverse effect on the Company.
Dunbar, West Virginia Class Action Litigation Settlement
On the evening of June 23, 2015, a
36-inch
pre-stressed
concrete transmission water main, installed in the early 1970s, failed. The water main is part of the West Relay pumping station located in the City of Dunbar, West Virginia and owned by the Company’s West Virginia subsidiary (“WVAWC”). Water service was fully restored by July 1, 2015, to all customers affected by this event.

On June 2, 2017, a complaint captioned
Jeffries, et al. v. West Virginia-American Water Company
was filed in West Virginia Circuit Court in Kanawha County on behalf of an alleged class of residents and business owners who lost water service or pressure as a result of the Dunbar main break. The complaint alleged breach of contract by WVAWC for failure to supply water, violation of West Virginia law regarding the sufficiency of WVAWC’s facilities and negligence by WVAWC in the design, maintenance and operation of the water system. In July 2020, the Circuit Court entered an order granting the
Jeffries
plaintiffs’ motion for certification of a class regarding certain liability issues but denying certification of a class to determine a punitive damages multiplier.
Trial in this matter had been scheduled, but before trial commenced, the parties notified the Circuit Court that an agreement in principle to settle this litigation was reached among the parties. On May 2, 2025, the parties jointly filed with the Circuit Court a proposed class action settlement agreement (the “Dunbar Settlement”) with respect to the certified liability claims. On September 12, 2025, the Circuit Court issued an order granting final approval of the Dunbar Settlement. Under the terms of the approved Dunbar Settlement, WVAWC has not admitted, and will not admit, any fault or liability for any of the allegations made by the
Jeffries
plaintiffs. The maximum
pre-tax
amount of the Dunbar Settlement is approximately $18 million, of which the final amount of the Company’s and WVAWC’s contributions to the Dunbar Settlement is approximately $5 million (which have been funded through existing sources of liquidity), and the remainder has been contributed by certain of the Company’s general liability insurance carriers. The Company previously recorded in the fourth quarter of 2024 a charge to earnings, net of expected insurance receivables, of $5 million ($4 million after-tax),
with respect to the Dunbar Settlement. The actual total amount to be paid to claimants through the Dunbar Settlement will depend upon the claims approved through the claims process but the Company does not currently anticipate that its maximum liability will materially exceed $5 million. The deadline for claims submissions was August 25, 2025, and on October 10, 2025, WVAWC made its payments for attorney fees, costs and other expenses under the order granting final approval of the class settlement.
Chattanooga, Tennessee Class Action Litigation
On September 12, 2019, the Company’s Tennessee subsidiary (“TAWC”), experienced a leak in a
36-inch
water transmission main, which caused service fluctuations or interruptions to TAWC customers and the issuance of a boil water notice. TAWC repaired the main by early morning on September 14, 2019, and restored full water service by the afternoon of September 15, 2019, with the boil water notice lifted for all customers on September 16, 2019.
On September 17, 2019, a complaint captioned
Bruce, et al. v. American Water Works Company, Inc., et al.
was filed in the Circuit Court of Hamilton County, Tennessee against TAWC, the Company and American Water Works Service Company, Inc. (“Service Company” and, together with TAWC and the Company, collectively, the “Tennessee-American Water Defendants”), on behalf of a proposed class of individuals or entities who lost water service or suffered monetary losses as a result of the Chattanooga incident (the “Tennessee Plaintiffs”). The complaint alleged breach of contract and negligence against the Tennessee-American Water Defendants, as well as an equitable remedy of piercing the corporate veil. In the complaint as originally filed, the Tennessee Plaintiffs were seeking an award of unspecified alleged damages for wage losses, business and economic losses, out-of-pocket
expenses, loss of use and enjoyment of property and annoyance and inconvenience, as well as punitive damages, attorneys’ fees and pre-
and post-judgment interest. In September 2020, the court dismissed all of the Tennessee Plaintiffs’ claims in their complaint, except for the breach of contract claims against TAWC.
In January 2023, after hearing oral argument, the court issued an oral ruling denying the Tennessee Plaintiffs’ motion for class certification. In February 2023, the Tennessee Plaintiffs sought reconsideration of the ruling by the court, and any final ruling is appealable to the Tennessee Court of Appeals, as allowed under Tennessee law. In September 2023, the court upheld its prior ruling but gave the Tennessee Plaintiffs the option to file an amended class definition. In October 2023, the Tennessee Plaintiffs filed an amended class definition seeking certification of a business customer-only class. On June 14, 2024, the court issued its written order denying the Tennessee Plaintiffs’ amended class and incorporating its denial of certification of the original residential class. On June 21, 2024, the Tennessee Plaintiffs appealed both of the court’s orders denying class certification. On December 4, 2025, the Court of Appeals of Tennessee denied the Tennessee Plaintiffs’ appeal, and on January 30, 2026, the Tennessee Plaintiffs filed an appeal with the Supreme Court of Tennessee. This matter remains pending.
The Company and TAWC believe that TAWC has valid, meritorious defenses to the claims raised in this class action complaint. TAWC will continue to vigorously defend itself against these allegations. Given the current stage of this proceeding, the Company cannot currently determine the likelihood of a loss, if any, or estimate the amount of any loss or a range of loss related to this proceeding.

Mountaineer Gas Company Main Break
Mountaineer Gas Customer Putative Class Action Lawsuits
During the afternoon of November 10, 2023, WVAWC was informed that an
8-inch
ductile iron water main owned by WVAWC, located on the West Side of Charleston, West Virginia and originally installed in approximately 1989, experienced a leak. In the early morning hours of November 11, 2023, WVAWC crews successfully completed a repair to the water main. A precautionary boil water advisory was issued the same day to approximately 300 WVAWC customers and ultimately lifted on November 12, 2023.
On November 10, 2023, a break was reported in a
low-pressure
natural gas main located near the affected WVAWC water main, and an inflow of water into the natural gas main and associated delivery pipelines occurred. The natural gas main and pipelines are owned by Mountaineer Gas Company, a regulated natural gas distribution company serving over 220,000 customers in West Virginia (“Mountaineer Gas”). The resulting inflow of water into the natural gas main and related pipelines resulted in a loss of natural gas service to approximately 1,500 Mountaineer Gas customers, as well as water entering customer service lines and certain natural gas appliances owned or used by some of the affected Mountaineer Gas customers. Mountaineer Gas reported that restoration of natural gas service to all affected gas mains occurred on November 24, 2023. The timing, order and causation of both the WVAWC water main break and Mountaineer Gas’s main break remain disputed.
To date, a total of four pending lawsuits have been filed against Mountaineer Gas and WVAWC purportedly on behalf of customers in Charleston, West Virginia related to these incidents. On November 14, 2023, a complaint captioned
Ruffin et al. v. Mountaineer Gas Company and West Virginia-American Water Company
was filed in West Virginia Circuit Court in Kanawha County on behalf of an alleged class of Mountaineer Gas residential and business customers and other households and businesses supplied with natural gas in Kanawha County, which lost natural gas service on November 10, 2023, as a result of these events. The complaint alleges, among other things, breach of contract by Mountaineer Gas, trespass by WVAWC, nuisance by WVAWC, violation of statutory obligations by Mountaineer Gas and WVAWC, and negligence by Mountaineer Gas and WVAWC. The complaint seeks class-wide damages against Mountaineer Gas and WVAWC for loss of use of natural gas, annoyance, inconvenience and lost profits, as well as punitive damages.
On November 15, 2023, a complaint captioned
Toliver et al. v. West Virginia-American Water Company and Mountaineer Gas Company
was filed in West Virginia Circuit Court in Kanawha County on behalf of an alleged class of all natural persons or entities who are citizens of the State of West Virginia and who are customers of WVAWC and/or Mountaineer Gas in the affected areas. The complaint alleges against Mountaineer Gas and WVAWC, among other things, negligence, nuisance, trespass and strict liability, as well as breach of contract against Mountaineer Gas. The complaint seeks class-wide damages against Mountaineer Gas and WVAWC for property damage, loss of use and enjoyment of property, annoyance and inconvenience and business losses, as well as punitive damages.
On November 16, 2023, a complaint captioned
Dodson et al. v. West Virginia American Water and Mountaineer Gas Company
was filed in West Virginia Circuit Court in Kanawha County on behalf of an alleged class of all West Virginia citizens living between Pennsylvania Avenue south of Washington Street, and Iowa Street, who are customers of Mountaineer Gas. The complaint alleges against Mountaineer Gas and WVAWC, among other things, negligence, nuisance, trespass, statutory code violations and unfair or deceptive business practices. The complaint seeks class-wide damages against Mountaineer Gas and WVAWC for property loss and damage, loss of use and enjoyment of property, mental and emotional distress, and aggravation and inconvenience, as well as punitive damages.
On January 4, 2024, a fourth complaint, captioned
Thomas v. West Virginia-American Water Company and Mountaineer Gas Company
, was filed in West Virginia Circuit Court in Kanawha County asserting similar allegations as those included in the
Ruffin
,
Toliver
and
Dodson
lawsuits, with the addition of counts alleging unjust enrichment and violations of the West Virginia Human Rights Act and the West Virginia Consumer Credit and Protection Act.
On November 17, 2023, the
Ruffin
plaintiff filed a motion to consolidate the class action lawsuits before a single judge in Kanawha County Circuit Court. On June 14, 2024, the judge in the
Ruffin
case partially granted the motion by transferring all of the four class action lawsuits to her court but deferring as premature consolidation of the cases.
On December 6, 2023, WVAWC initiated a process whereby Mountaineer Gas customers could file claims with WVAWC and seek payment from WVAWC of up to $2,000 in damages per affected household for the inconvenience arising from a loss of use of their appliances and documented out-of-pocket
expenses as a result of the natural gas outage. In light of the diminishing number of new claims that had been filed, the claims process was concluded on March 8, 2024. As of December 31, 2024, a total of 594 Mountaineer Gas customers completed this claims process, and each of those customers has been paid by WVAWC an average of approximately $1,500. In return, these customers were required to execute a partial release of liability in favor of WVAWC.

On December 20, 2023, Mountaineer Gas filed answers to each of the first three class action lawsuits, which included cross-claims against WVAWC alleging that Mountaineer Gas is without fault for the claims and damages alleged in the lawsuits and WVAWC should be required to indemnify Mountaineer Gas for any damages and for attorneys’ fees and expenses incurred by Mountaineer Gas in the lawsuits. WVAWC has filed a partial motion to dismiss certain claims in the
Ruffin, Toliver,
Dodson
and
Thomas
lawsuits and a motion to dismiss the cross-claims asserted against WVAWC therein by Mountaineer Gas. Mountaineer Gas subsequently voluntarily dismissed its cross-claims. On November 14, 2025, the
Ruffin and Toliver
plaintiffs jointly filed for class certification, and a hearing on that motion was held on April 17, 2026.
During the second and third quarters of 2026, discussions took place regarding a potential settlement framework as to the four pending putative class action lawsuits filed against Mountaineer Gas and WVAWC related to this incident. On July 9, 2026, WVAWC and the
Ruffin
and
Toliver
plaintiffs entered into a term sheet with respect to a proposed settlement framework covering all claims and potential claims against WVAWC arising out of these matters for the entire class (the “Proposed Settlement”). Under the terms of the term sheet and any subsequent agreement related to the Proposed Settlement, WVAWC has not admitted, and will not admit, any liability or waive any defenses to any class member for any of the allegations made in the covered putative class action lawsuits.
The proposed maximum amount of the Proposed Settlement with respect to WVAWC is currently estimated to be $9 million, of which the Company estimates that all or substantially all would be contributed by the Company’s general liability insurance carriers. The actual total amount to be paid to claimants through the Proposed Settlement will depend on the nature of the claims submitted and approved through a process to be negotiated by the parties and approved by the court. An estimated $7 million of the maximum obligation of WVAWC described above has been reflected in other current liabilities, and an offsetting insurance receivable in the same amount has been reflected in other current assets in the Consolidated Balance Sheet as of June 30, 2026. An estimated $1 million with respect to this matter has also been included within the aggregate estimated reasonably possible loss amount described above in “—Contingencies.” The Proposed Settlement has not had, and is not anticipated to have, a material impact on the Company’s financial condition, results of operations or cash flows.
The parties will next prepare a formal settlement agreement based on the terms of the term sheet and framework of the Proposed Settlement, which will be subject to preliminary and final approvals by the court.
Mountaineer Gas Company Lawsuit
On December 5, 2023, a complaint captioned
Mountaineer Gas Company v. West Virginia-American Water Company
was filed in West Virginia Circuit Court in Kanawha County seeking damages under theories of trespass, negligence and implied indemnity. The damages being sought related to the incident include, among other things, repair and response costs incurred by Mountaineer Gas and attorneys’ fees and expenses incurred by Mountaineer Gas. On March 6, 2024, the motion to transfer this complaint to the West Virginia Business Court was granted and trial and resolution judges were assigned. The previous August 10, 2026 trial date for this matter has been continued but has not currently been rescheduled. This matter remains pending.
WVPSC General Investigation
On November 16, 2023, the WVPSC issued an order initiating a general investigation into both the water main break and natural gas outages occurring in this incident to determine the cause or causes thereof, as well as breaks and outages generally throughout the systems of WVAWC and Mountaineer Gas and the utility practices of both utilities. Following a series of disagreements among the parties regarding the scope of discovery, the WVPSC closed the general investigation into both utilities and ordered a separate general investigation for each utility. The WVPSC focused the two general investigations away from the cause of the events and instead on the maintenance practices of each utility during and after the main breaks. On January 29, 2024, the Consumer Advocate Division of the WVPSC filed a motion to intervene in the WVAWC general investigation.
On April 24, 2024, the staff issued a final joint memorandum in the Mountaineer Gas general investigation stating its view that Mountaineer Gas responded appropriately, reasonably and according to Mountaineer Gas’s written procedures. The staff is making no recommendations for improvements to Mountaineer Gas and is recommending that the Mountaineer Gas general investigation be closed. On July 24, 2024, the staff issued a final joint memorandum in the WVAWC general investigation finding no indication of systematic failure by WVAWC and concluding WVAWC’s maintenance and operating procedures were adequate to ensure safe and reliable service, subject to the implementation by WVAWC of three recommended operational improvements. In June 2026, the WVPSC issued final orders in both investigations and required WVAWC to file closed matters as to its handoff and valve practice and operations over the next six months.

Conclusion
The Company and WVAWC believe that the causes of action and other claims asserted against WVAWC in the class action complaints and the lawsuit filed by Mountaineer Gas are without merit and that WVAWC has valid, meritorious defenses to such claims. WVAWC continues to defend itself vigorously in these litigation proceedings. Given the current stage of these proceedings, other than as stated above, the Company and WVAWC are currently unable to predict the outcome of any of the proceedings, and the Company cannot currently determine the likelihood of a loss, if any, or estimate the amount of any loss or a range of loss related to the Mountaineer Gas Company lawsuit.
East Stroudsburg, Pennsylvania Putative Class Action
In August 2024, a complaint for a putative class action captioned
McNair v. Pennsylvania-American Water Company
was filed against the Company’s Pennsylvania subsidiary (“PAWC”) in the Lackawanna County Court of Common Pleas. The plaintiff lives in a residential community named Blue Mountain Lake Estates located in East Stroudsburg, Pennsylvania. Through the initial complaint, he sought to certify a class on behalf of all current and former property owners in, or residents of, Blue Mountain Lake Estates in East Stroudsburg, Pennsylvania, whose water service has been provided by PAWC since August 2020.
This complaint pertains to alleged elevated levels of naturally-occurring manganese in water supplied to Blue Mountain Lake Estates, including PAWC’s issuance of a Do Not Drink Public Notice for infants six months or younger (and noting other potentially vulnerable groups) in May 2024, based on sampling results that exceeded a health advisory level threshold. The complaint has three counts: public nuisance, private nuisance and breach of implied contract. Alleged damages include loss of use and enjoyment of property, property damage, loss of property value, inconvenience and annoyance. Monetary and injunctive relief is sought, including punitive damages.
On November 24, 2025, the original plaintiff filed a motion for leave to file an amended complaint. Through the proposed amended complaint, the original plaintiff sought to add his wife as an additional named plaintiff and sought to add requests for punitive damages to both nuisance counts. The court granted the motion for leave on February 24, 2026. The plaintiffs filed their amended complaint on March 3, 2026. Through the amended complaint, the plaintiffs modified the class period to be May 15, 2024, to the present. PAWC filed its answer to the amended complaint on May 29, 2026.
On January 9, 2026, PAWC filed a motion for summary judgment seeking to dismiss all counts. On January 22, 2026, the plaintiffs filed a motion for leave to conduct punitive damages discovery. On June 11, 2026, PAWC’s motion for summary judgment was denied, and plaintiff’s motion remains pending.
A hearing was conducted on June 29, 2026 on the plaintiffs’ motion for class certification, and on July 21, 2026, the court issued an order denying the motion. This matter remains pending.
The Company and PAWC believe that PAWC has valid, meritorious defenses to the claims, and PAWC will continue to vigorously defend itself against these allegations. This matter remains pending, and based on the foregoing developments, the Company has included an estimated maximum amount of reasonably possible loss associated with this matter within the aggregate estimated reasonably possible loss amount described above in “—Contingencies.”
Alternative Water Supply in Lieu of Carmel River Diversions
Compliance with Orders to Reduce Carmel River Diversions—Monterey Peninsula Water Supply Project
Under a 2009 order (the “2009 Order”) of the State Water Resources Control Board (the “SWRCB”), the Company’s California subsidiary (“Cal Am”) is required to decrease significantly its yearly diversions of water from the Carmel River according to a set reduction schedule. In 2016, the SWRCB issued an order (the “2016 Order,” and, together with the 2009 Order, the “Orders”) approving a deadline of December 31, 2021, for Cal Am’s compliance with these prior orders.
Cal Am is currently involved in developing the Monterey Peninsula Water Supply Project (the “Water Supply Project”), which includes the construction of desalination facilities, to be owned by Cal Am, and the construction of wells that would supply water to the desalination facilities. In addition, the Water Supply Project also includes Cal Am’s purchase of water from a groundwater replenishment project (the “GWR Project”) between Monterey One Water and the Monterey Peninsula Water Management District (the “MPWMD”), as well as an expanded aquifer storage and recovery program. The Water Supply Project is intended, among other things, to fulfill Cal Am’s obligations under the Orders.
Cal Am’s ability to move forward on the Water Supply Project is and has been subject to administrative review by the CPUC and other government agencies, obtaining necessary permits, and intervention from other parties. In 2016, the CPUC unanimously approved a final decision (the “2016 Final Decision”) to authorize Cal Am to enter into a water purchase agreement for the GWR Project and to construct a pipeline and pump station facilities and recover up to $50 million in associated incurred costs, plus an allowance for funds used during construction (“AFUDC”), subject to meeting certain criteria.

In 2018, the CPUC unanimously approved another final decision (the “2018 Final Decision”) finding that the Water Supply Project meets the CPUC’s requirements for a certificate of public convenience and necessity and an additional procedural phase was not necessary to consider alternative projects. The 2018 Final Decision concludes that the Water Supply Project is the best project to address estimated future water demands in Monterey, and, in addition to the cost recovery approved in the 2016 Final Decision, adopts Cal Am’s cost estimates for the Water Supply Project, which amounted to an aggregate of $279 million plus AFUDC at a rate representative of Cal Am’s actual financing costs. The 2018 Final Decision specifies the procedures for recovery of all of Cal Am’s prudently incurred costs associated with the Water Supply Project upon its completion, subject to the frameworks included in the 2018 Final Decision related to cost caps, operation and maintenance costs, financing, ratemaking and contingency matters. The reasonableness of the Water Supply Project costs will be reviewed by the CPUC when Cal Am seeks cost recovery for the Water Supply Project. Cal Am is also required to implement mitigation measures to avoid, minimize or offset significant environmental impacts from the construction and operation of the Water Supply Project and comply with a mitigation monitoring and reporting program, a reimbursement agreement for CPUC costs associated with that program, and reporting requirements on operations of the facilities following placement of the Water Supply Project in service. Cal Am has incurred $353 million in aggregate costs as of June 30, 2026, related to the Water Supply Project, which includes $117 million in AFUDC.
In September 2021, Cal Am, Monterey One Water and the MPWMD reached an agreement on Cal Am’s purchase of additional water from an expansion to the GWR Project. On December 5, 2022, the CPUC issued a final decision (the “2022 Final Decision”) that authorized Cal Am to enter into the amended water purchase agreement, and specifically to increase pumping capacity and reliability of groundwater extraction from the Seaside Groundwater Basin. The 2022 Final Decision sets the cost cap for the proposed facilities at approximately $62 million. Cal Am may seek recovery of amounts above the cost cap in a subsequent rate filing or general rate case. Additionally, the 2022 Final Decision authorizes AFUDC at Cal Am’s actual weighted average cost of debt for most of the facilities. On March 30, 2023, the CPUC issued a decision denying an application for rehearing of the 2022 Final Decision, but adopting its proposed AFUDC for already incurred and future costs and providing Cal Am the opportunity to serve supplemental testimony to increase its cost cap for certain of the Water Supply Project’s extraction wells. On May 21, 2025, the CPUC issued a final decision (the “May 2025 Final Decision”) authorizing an increase to the cost cap of $11 million for the specified extraction wells.
The amended water purchase agreement and a memorandum of understanding to negotiate certain milestones related to the expansion of the GWR Project have been signed by the relevant parties. Further hearings were scheduled in a Phase 2 to this CPUC proceeding to focus on updated supply and demand estimates for the Water Supply Project, and Phase 2 testimony was completed in September 2022. On October 23, 2023, a status conference was held to determine procedural steps to conclude the proceeding. Further evidentiary hearings were held in March 2024. On May 9, 2025, the CPUC issued a proposed decision in Phase 2, finding that without the Water Supply Project, projected demand will outstrip supply by approximately 2,500 acre-feet per year for 2050. On August 14, 2025, the CPUC approved a final decision (the “August 2025 Final Decision”) updating the supply and demand estimates for the Water Supply Project, finding that the projected demand will outstrip supply by approximately 2,600 acre-feet per year for 2050. On September 17, 2025, the City of Marina (the “City”), the Marina Coast Water District (“MCWD”) and the MPWMD filed applications for rehearing of the August 2025 Final Decision. On September 22, 2025, these parties also filed a motion to stay the August 2025 Final Decision. On October 9, 2025, the CPUC issued a factual correction to the August 2025 Final Decision to find that the projected demand will outstrip supply by approximately 2,500 acre-feet per year for 2050. On May 4, 2026, the CPUC issued an order denying the motions for rehearing and to stay the August 2025 Final Decision. This proceeding is now closed.
While Cal Am believes that its expenditures to date have been prudent and necessary to comply with the Orders, as well as relevant final decisions of the CPUC related thereto, Cal Am cannot currently predict its ability to recover all of its costs and expenses associated with the Water Supply Project and there can be no assurance that Cal Am will be able to recover all of such costs and expenses in excess of the $123 million in previously approved aggregate construction costs, plus applicable AFUDC, previously approved by the CPUC in the 2016 Final Decision, the 2018 Final Decision, the 2022 Final Decision (as amended in its March 2023 rehearing decision), and its May 2025 Final Decision.
Coastal Development Permit Application
In 2018, Cal Am submitted a coastal development permit application (the “Marina Application”) to the City for those project components of the Water Supply Project located within the City’s coastal zone. Members of the City’s Planning Commission, as well as City councilpersons, publicly expressed opposition to the Water Supply Project. In May 2019, the City issued a notice of final local action based upon the denial by the Planning Commission of the Marina Application. Thereafter, Cal Am appealed this decision to the Coastal Commission, as permitted under the City’s code and the California Coastal Act. At the same time, Cal Am submitted an application (the “Original Jurisdiction Application”) to the Coastal Commission for a coastal development permit for those project components located within the Coastal Commission’s original jurisdiction. After Coastal Commission staff issued reports recommending denial of the Original Jurisdiction Application, noting potential impacts on environmentally sensitive habitat areas and wetlands and possible disproportionate impacts to communities of concern, in September 2020, Cal Am withdrew the Original Jurisdiction Application in order to address the staff’s environmental justice concerns. In November 2020, Cal Am refiled the Original Jurisdiction Application.

In October 2022, Cal Am announced a phasing plan for the proposed desalination component of the Water Supply Project. The desalination facilities and slant wells originally approved by the CPUC would produce up to 6.4 million gallons of desalinated water per day. Under the phased approach, the facilities would initially be constructed to produce up to 4.8 million gallons per day of desalinated water, enough to meet anticipated demand through about 2030, and would limit the number of slant wells initially constructed. As demand increases in the future, desalination facilities would be expanded to meet the additional demand. The phased approach seeks to meet near-term demand by allowing for additional supply as it becomes needed, while also providing an opportunity for regional future public participation and was developed by Cal Am based on feedback received from the community.
In November 2022, the Coastal Commission approved the Marina Application and the Original Jurisdiction Application with respect to the phased development of the proposed desalination facilities, subject to compliance with a number of conditions, all of which Cal Am expects to satisfy. In December 2022, the City, MCWD, MCWD’s groundwater sustainability agency, and the MPWMD jointly filed a petition for writ of mandate in Monterey County Superior Court against the Coastal Commission, alleging that the Coastal Commission violated the California Coastal Act and the California Environmental Quality Act in issuing a coastal development permit to Cal Am for construction of slant wells for the Water Supply Project. Cal Am is named as a real party in interest. On April 24, 2024, the court granted defendants’ motion for judgment on the pleadings and dismissed one of MCWD’s causes of action in the petition. A trial commenced on December 9, 2024, and further proceedings continued in January 2025. On May 12, 2025, the court entered its final decision denying the petition in full. On July 24, 2025, a notice of appeal was filed in this matter.
Following the issuance of the coastal development permit, Cal Am continues to work constructively with all appropriate agencies to provide necessary information in connection with obtaining the remaining required permits for the Water Supply Project. On June 23, 2026, the California State Lands Commission approved an application filed by Cal Am to lease California state lands for the construction and use of four new subsurface slant wells and the conversion and use of the existing subsurface test slant well. The approval of this application was a required condition of the Coastal Commission’s November 2022 development permit. On July 24, 2026, the City, the MPWMD, MCWD, and the MCWD Groundwater Sustainability Agency filed a petition for writ of mandate in Monterey County Superior Court alleging that the State Lands Commission violated the California Environmental Quality Act and other California state laws in its approval of the lease for the Water Supply Project. This matter remains pending.
Other requirements to construction and completion of the desalination facilities and the Water Supply Project remain to be satisfied, and there can be no assurance that the Water Supply Project in its current configuration will be completed on a timely basis, if ever. For the year ended December 31, 2025, Cal Am has complied with the diversion limitations contained in the 2016 Order. Continued compliance with the diversion limitations in 2026 and future years may be impacted by a number of factors, including without limitation potential recurrence of drought conditions in California and the exhaustion of water supply reserves, and will require successful development of alternate water supply sources sufficient to meet customer demand. The Orders remain in effect until Cal Am certifies to the SWRCB, and the SWRCB concurs, that Cal Am has obtained a permanent supply of water to substitute for past unauthorized Carmel River diversions. While the Company cannot currently predict the likelihood or result of any adverse outcome associated with these matters, further attempts to comply with the Orders may result in material additional costs and obligations to Cal Am, including fines and penalties against Cal Am in the event of noncompliance with the Orders.
Cal Am’s Action for Damages Following Termination of Regional Desalination Project (“RDP”)
In 2010, the CPUC had approved the RDP, which was a precursor to the current Water Supply Project and called for the construction of a desalination facility in the City. The RDP was to be implemented through a Water Purchase Agreement and ancillary agreements (collectively, the “Agreements”) among MCWD, Cal Am and the Monterey County Water Resources Agency (“MCWRA”). In 2011, due to a conflict of interest concerning a former member of MCWRA’s Board of Directors, MCWRA stated that the Agreements were void, and, as a result, Cal Am terminated the Agreements. In ensuing litigation filed by Cal Am in 2012 to resolve the termination of the RDP, the court in 2015 entered a final judgment agreeing with Cal Am’s position that four of the five Agreements are void, and one, the credit line agreement, is not void. As a result of this litigation, Cal Am was permitted to institute further proceedings, discussed below, to determine the amount of damages that may be awarded to Cal Am as a result of the failure of the RDP.

In 2015, Cal Am and MCWRA filed a complaint in San Francisco County Superior Court against MCWD and RMC Water and Environment, a private engineering consulting firm (“RMC”), seeking to recover compensatory, consequential and incidental damages associated with the failure of the RDP, as well as punitive and treble damages, statutory penalties and attorneys’ fees. In 2019, MCWD was granted a motion for summary judgment related to the tort claims in the complaint. A settlement as to the non-tort
claims was finalized and entered into in March 2020. As part of this settlement, Cal Am’s and MCWRA’s right to appeal the dismissal of their tort claims against MCWD were expressly reserved, and, in July 2020, Cal Am filed its appeal. In December 2022, the trial court’s decision was reversed on appeal with instructions to vacate its prior orders granting MCWD’s motions for summary judgment and to enter new orders denying the motions. In February 2023, MCWD filed a petition for review of the appellate decision with the California Supreme Court, which was denied in March 2023. On June 27, 2024, MCWD filed a motion for judgment on the pleadings. Following a hearing, on December 5, 2024, the court granted MCWD’s motion without leave to amend, dismissing all of Cal Am’s remaining tort claims. Final judgment was entered on January 7, 2025. On February 27, 2025, Cal Am and MCWRA each filed a Notice of Appeal of the trial court’s decision. This matter remains pending.
Complaint Filed in CPUC Against Cal Am
On June 16, 2026, the MPWMD, the City and MCWD jointly filed a complaint with the CPUC against Cal Am, seeking (i) an immediate stop to Cal Am’s current desalination project activities, (ii) to require Cal Am to seek modification of the 2018 Final Decision, (iii) a finding that Cal Am is in violation of the 2018 Final Decision, and (iv) issuance of an order to show cause why Cal Am should not be sanctioned for implementing a phased project. The complainants argued that the implementation of the 6.4 million gallon per day desalination project with an initial phase of development of 4.8 million gallons per day, is not consistent with the 2018 Final Decision. Cal Am will respond to the complaint and believes it to be without merit.
Proposed Acquisition of Monterey System Assets — Potential Condemnation
Local Agency Formation Commission Litigation
The water system assets of Cal Am located in Monterey, California (the “Monterey system assets”) are the subject of a condemnation action by the MPWMD stemming from a November 2018 public ballot initiative. In 2019, the MPWMD issued a preliminary valuation and cost of service analysis report, finding in part that (i) an estimate of the Monterey system assets’ total value plus adjustments would be approximately $513 million, (ii) the cost of service modeling results indicate significant annual reductions in revenue requirements and projected monthly water bills, and (iii) the acquisition of the Monterey system assets by the MPWMD would be economically feasible. In 2020, the MPWMD certified a final environmental impact report, analyzing the environmental impacts of the MPWMD’s project to (i) acquire the Monterey system assets through the power of eminent domain, if necessary, and (ii) expand its geographic boundaries to include all parts of this system.
In February 2021, the MPWMD filed an application with the Local Agency Formation Commission of Monterey County (“LAFCO”) seeking approval to become a retail water provider and annex approximately 58 parcels of land into the MPWMD’s boundaries. In June 2021, LAFCO’s commissioners voted to require a third-party independent financial study as to the feasibility of an acquisition by the MPWMD of the Monterey system assets. In December 2021, LAFCO’s commissioners denied the MPWMD’s application to become a retail water provider, determining that the MPWMD does not have the authority to proceed with a condemnation of the Monterey system assets. In April 2022, the MPWMD filed a lawsuit against LAFCO challenging its decision to deny the MPWMD’s application seeking approval to become a retail water provider. In June 2022, the court granted, with conditions, a motion by Cal Am to intervene in the MPWMD’s lawsuit against LAFCO. In December 2022, the court sustained in part, and denied in part, demurrers that had been filed by LAFCO seeking to dismiss the MPWMD’s lawsuit.
In December 2023, the Monterey County Superior Court issued a writ of mandate directing LAFCO to vacate and set aside its original denial of the MPWMD’s application to serve as a retail water provider (in conjunction with its effort to acquire the Monterey system assets) and, if requested, to re-hear
the application in compliance with all applicable law. The court held that LAFCO incorrectly applied two statutory standards and noted a lack of sufficient evidence to support certain of LAFCO’s factual findings. As a result, the LAFCO denial has been nullified and LAFCO will be required to hold another hearing on the MPWMD’s application upon request. On February 8, 2024, and February 9, 2024, respectively, Cal Am and LAFCO each filed a notice of appeal with the California Court of Appeal regarding the Monterey County Superior Court’s decision to issue the writ of mandate. The MPWMD filed a notice of cross-appeal on February 15, 2024. This matter remains pending.
MPWMD Condemnation Action
Separate from the proceedings related to the MPWMD’s application with LAFCO, by letter dated October 3, 2022, the MPWMD notified Cal Am of a decision to appraise the Monterey system assets and requested access to a number of Cal Am’s properties and documents to assist the MPWMD with such an appraisal. Cal Am responded by letter on October 24, 2022, denying the request for access, stating that the MPWMD does not have the right to appraise Cal Am’s system without LAFCO approval to become a retail water provider. In April 2023, Cal Am rejected an offer by the MPWMD to purchase the Monterey system assets for $448.8 million. Over the written and oral objections of Cal Am, at a hearing held in October 2023, the MPWMD adopted a resolution of necessity to authorize it to file an eminent domain lawsuit with respect to the Monterey system assets.

In December 2023, the MPWMD filed a lawsuit against Cal Am in Monterey County Superior Court seeking to condemn the Monterey system assets.
On February 26, 2024, Cal Am filed a motion requesting the Monterey County Superior Court dismiss the MPWMD’s lawsuit. Cal Am’s motion asserted that the MPWMD lacks legal authorization from both the California legislature and LAFCO to become a retail water provider and the lawsuit improperly seeks to effect a taking of property outside the boundaries of the MPWMD’s territory. Hearings on the motion were held on May 3, 2024, and August 23, 2024. On November 14, 2024, the court issued a final ruling denying Cal Am’s motion to dismiss. Cal Am filed its answer to the complaint on December 13, 2024. On August 20, 2025, Cal Am filed a motion for summary judgment, alleging that without LAFCO approval, the MPWMD does not have legal authority to pursue eminent domain. On the same date, the MPWMD filed a motion for summary adjudication of the same issue, arguing that LAFCO approval is not required to proceed with this action. By orders dated December 29, 2025, the court denied both motions. The court has scheduled an evidentiary hearing for October 19, 2026, to consider whether LAFCO approval is required for the MPWMD to proceed with its eminent domain claim.
While the Company cannot currently predict the outcome of the MPWMD’s eminent domain lawsuit, the Company believes that, given existing legal authorities and its other defenses, Cal Am should be able to defend itself successfully against this lawsuit.
PFAS Multi-District Litigation
Several of the Company’s utility subsidiaries are parties to a multi-district litigation (the “MDL”) lawsuit, which commenced on December 7, 2018, in U.S. District Court for the District of South Carolina, against manufacturers of certain per-
and polyfluoroalkyl substances (collectively, “PFAS”) for damages, contribution and reimbursement of costs incurred and continuing to be incurred to address the presence of such PFAS in public water supply systems owned and operated by these utility subsidiaries and throughout their service areas. Settlements with several defendants in the MDL proceeding have received final approval by the MDL court.
As of June 30, 2026, the Company has received settlement payments from defendants in the MDL totaling $234 million, net of legal fees and administrative costs. The Company is seeking regulatory approval from the respective PUCs to apply the net proceeds of the settlement payments for the benefit of customers, where permissible. As of July 1, 2026, out of 11 Company utility subsidiaries that are parties to the MDL settlements and have filed to obtain such regulatory approval, approvals have been obtained for seven, two have been denied and two remain pending. When and as received, funds are initially being held in a law firm escrow account prior to distribution to the Company’s utility subsidiaries that are parties to the MDL settlements after approval or denial is received from the applicable PUCs. As of June 30, 2026, the funds held in the escrow account and not yet transferred to the Company or returned to customers, totaled $131 million and have been recorded on the Company’s Consolidated Balance Sheet within other current assets. As of June 30, 2026, the Company has recorded a total regulatory liability of $158 million and approximately $101 million of the escrowed funds were transferred from the escrow account for distribution to the Company’s utility subsidiaries. The Company anticipates that, during 2026, it may receive one or more additional settlement payments from parties to the MDL settlements.